UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  April 23, 2014 (April 22, 2014)

EMCLAIRE FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Pennsylvania	000-18464		25-1606091
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

	612 Main Street, Emlenton, PA	16373
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EMCLAIRE FINANCIAL CORP
CURRENT REPORT ON FORM 8-K

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

(a)	– (d) Not applicable

(e)
On April 22, 2014, the stockholders of Emclaire Financial Corp (the “Corporation”) approved the Corporation’s 2014 Stock Incentive Plan.  The 2014 Stock Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code, non-incentive or compensatory stock options and share awards of restricted stock, which may be based upon performance goals.  A total of 176,866 shares of common stock of the Company are available for grant under the plan to officers, key employees and directors of the Company and any subsidiaries.  The number of shares of common stock available to be issued as share awards under the plan will not exceed 88,433 shares, or 50% of the shares available under the plan.

For additional information, reference is made to the 2014 Stock Incentive Plan, which is included as Exhibit 10.1 and incorporated by reference herein

(f)	Not applicable.

ITEM 5.07.  Submission of Matters to a Vote of Security Holders

(a)
The Emclaire Financial Corp (the Corporation) Annual Meeting of Shareholders was held on April 22, 2014.  At the annual meeting, 1,428,306 shares of common stock, or 80.70% of the 1,769,908 shares of common stock outstanding and entitled to vote at the annual meeting, were voted in person or by proxy.

(b)	Set forth below are the matters which were acted upon by the Corporation’s shareholders at the annual meeting:

1.	Election of three (3) directors to serve for three-year terms and until their successors are duly elected and qualified;

2.	Consideration and approval of the 2014 Stock Incentive Plan; and

3.	Ratification of the selection of Crowe Horwath LLP, Certified Public Accountants, as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2014.

As to proposal number one, the following directors were elected for a three-year term expiring in 2017:

Name	Shares For	Shares Withheld	Broker Non-vote
James M. Crooks	1,111,195	20,857	296,254
Robert L. Hunter	1,105,297	26,755	296,254
John B. Mason	1,073,493	58,559	296,254

Proposal number two, the consideration and approval of the 2014 Stock Incentive Plan, was approved with 919,700 shares in favor, 191,002 shares against, 21,350 shares abstained and 296,254 shares broker non-votes.

Proposal number three, the recommendation of the Board of Directors to ratify the appointment of Crowe Horwath, LLP as the Corporation’s independent registered public accounting firm, was approved with 1,415,405 shares in favor, 1,242 shares against and 11,659 shares abstained.

(c)	Not applicable.

(d)	Not applicable.

ITEM 9.01.  Financial Statements and Exhibits

(a)	– (c) Not applicable

(d) Exhibits.

Number	Description
10.1	Emclaire Financial Corp 2014 Stock Incentive Plan (1)

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(1)
Incorporated by reference to Appendix A to the definitive proxy statement for the annual meeting of stockholders held on April, 22, 2014, filed by Emclaire Financial Corp with the SEC on March 21, 2014 (SEC File No. 000-18646).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP

Date: April 23, 2014	William C. Marsh

	Name:	William C. Marsh
	Title:	Chairman of the Board,
President and Chief Executive Officer